                                                                 EXHIBIT 24


                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ DAVID L. BARNING
          --------------------
          DIRECTOR


          David L. Barning
          ----------------
          Printed Name

          Dated:  April 10, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act|"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ RICHARD J. BOND
          -------------------
          DIRECTOR


          Richard J. Bond
          ---------------
          Printed Name

          Dated:  April 12, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ ALAN W. BRAUN
          -----------------
          DIRECTOR


          Alan W. Braun
          -------------
          Printed Name

          Dated:  April 11, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ JOHN J. DAUS, JR.
          ---------------------
          DIRECTOR


          John J. Daus, Jr.
          -----------------
          Printed Name

          Dated:  April 11, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ WAYNE A. DAVIDSON
          ---------------------
          DIRECTOR


          Wayne A. Davidson
          -----------------
          Printed Name

          Dated:  April 19, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ LARRY E. DUNIGAN
          --------------------
          DIRECTOR


          Larry E. Dunigan
          ----------------
          Printed Name

          Dated:  April 15, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ DAVID E. ECKERLE
          --------------------
          DIRECTOR


          David E. Eckerle
          ----------------
          Printed Name

          Dated:  April 11, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ THOMAS B. FLORIDA
          ---------------------
          DIRECTOR


          Thomas B. Florida
          -----------------
          Printed Name

          Dated:  April 10, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ PHELPS L. LAMBERT
          ---------------------
          DIRECTOR


          Phelps L. Lambert
          -----------------
          Printed Name

          Dated:  April 11, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ RONALD B. LANKFORD
          ----------------------
          DIRECTOR


          Ronald B. Lankford
          ------------------
          Printed Name

          Dated:  April 8, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ LUCIEN H. MEIS
          ------------------
          DIRECTOR


          Lucien H. Meis
          --------------
          Printed Name

          Dated:  April 10,1996

                           POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ LOUIS L. MERVIS
          -------------------
          DIRECTOR


          Louis L. Mervis
          ---------------
          Printed Name

          Dated:  April 10, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ DAN W. MITCHELL
          -------------------
          DIRECTOR


          Dan W. Mitchell
          ---------------
          Printed Name

          Dated:  April 10, 1996

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ MARJORIE Z. SOYUGENC
          ------------------------
          DIRECTOR


          Marjorie Z. Soyugenc
          --------------------
          Printed Name

          Dated:  April 25, 1996


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

                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) The
          National Bank of Carmi and (ii) Workingmens Capital Holdings,
          Inc.; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


          /S/ CHARLES D. STORMS
          ---------------------
          DIRECTOR


          Charles D. Storms
          -----------------
          Printed Name

          Dated:  April 10, 1996


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